SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 27, 2012

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)
(713) 324-2950
(Registrant’s telephone number, including area code)

  Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On December 27, 2012 (the “Issuance Date”), Continental Airlines, Inc. (the “Company”), Wilmington Trust, National Association, as pass through trustee (the “Trustee”) under a certain pass through trust newly formed by the Company, Wilmington Trust Company, as subordination agent under the Intercreditor Agreement (2012-1), Wilmington Trust, National Association, as subordination agent under the Intercreditor Agreement (2012-2), U.S. Bank National Association, as escrow agent under the Escrow Agreement (as defined below), and Wilmington Trust, National Association, as paying agent (“Paying Agent”) under the Escrow Agreement, entered into the Note Purchase Agreement, dated as of December 27, 2012 (the “Note Purchase Agreement”).  The Note Purchase Agreement provides for the issuance by the Company of Series C equipment notes (the “Series C Equipment Notes”) in the aggregate principal amount of $425,000,000 to be secured by 16 new Boeing aircraft scheduled for delivery from December 2012 through September 2013 (collectively, the “Future Delivery Aircraft”) and 26 Boeing aircraft currently owned by the Company (the “Owned Aircraft” and, together with the Future Delivery Aircraft, the “Aircraft”) and previously financed under the Continental Airlines Series 2012-1 or Series 2012-2 pass through certificates (each, a “Prior Series”).  The Series C Equipment Notes will bear interest at the rate of 6.125% per annum.

On the Issuance Date, the trust indenture and mortgage with respect to each Owned Aircraft (an “Owned Aircraft Indenture”) was amended to provide, among other things, for the issuance of a Series C Equipment Note with respect to such Owned Aircraft, and a Series C Equipment Note was issued under each Owned Aircraft Indenture by the Company for the benefit of the Trustee at a purchase price of 100% of the principal amount thereof for aggregate proceeds to the Company of $256,478,000.  Such proceeds will be used by the Company for general corporate purposes.  Prior to the Issuance Date, a Series A and Series B equipment note (a “Series A Equipment Note” and “Series B Equipment Note” and, collectively with the Series C Equipment Note, the “Equipment Notes”) had been issued under each Owned Aircraft Indenture for the benefit of the pass through trustees under one or the other of the Prior Series.

The Note Purchase Agreement provides for the financing after the Issuance Date during a specified period of each Future Delivery Aircraft with the proceeds of Series A and Series B Equipment Notes issued by the Company for the benefit of the pass through trustees under the Continental Airlines Series 2012-2 pass through certificates and Series C Equipment Notes issued by the Company for the benefit of the Trustee.  The proceeds from the issuance of such Equipment Notes will be used in connection with the financing of the related Future Delivery Aircraft.  If all such Series C Equipment Notes are issued with respect to the Future Delivery Aircraft, the aggregate proceeds from such issuances will be $168,522,000.  The form of the trust indenture and mortgage for use to finance the Future Delivery Aircraft under the Continental Airlines Series 2012-2 pass through certificates (the “Future Delivery Indentures” and, together with the Owned Aircraft Indentures, the “Indentures”) will be modified pursuant to the Note Purchase Agreement to provide, among other things, for the issuance of the Series C Equipment Notes with respect to each Future Delivery Aircraft.  The Series C Equipment Notes issued on the Issuance Date have been, and the Series C Equipment Notes issued after the Issuance Date will be, purchased by the Trustee using the proceeds from the sale of Pass Through Certificates,

Series 2012-3C (the “Certificates”) issued by a pass through trust newly-formed by the Company on the Issuance Date.

Pending the purchase of the Series C Equipment Notes relating to the Future Delivery Aircraft, the proceeds from the sale of the Certificates, less the proceeds used to purchase Series C Equipment Notes on the Issuance Date, were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of December 27, 2012, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., for themselves and on behalf of the several underwriters of the Certificates, and Wilmington Trust, National Association, as Trustee and Paying Agent (the “Escrow Agreement”).  The escrowed funds were deposited with Natixis S.A., acting through its New York Branch, under a Deposit Agreement, dated as of December 27, 2012, between U.S. Bank National Association, as escrow agent, and Natixis S.A., acting through its New York Branch, as depositary.  The escrowed funds bear interest at a rate per annum the same as the Series C Equipment Notes.

Interest on the Series C Equipment Notes is payable semi-annually in April and October, beginning in the first such month after issuance, and the aggregate principal amount of the Series C Equipment Notes is scheduled for payment in April 2018.  Interest paid on the Series C Equipment Notes and on the escrowed funds will be distributed to holders of the Certificates on each April 29 and October 29, commencing April 29, 2013, and the distribution of the aggregate principal amount of the Series C Equipment Notes to holders of the Certificates is expected on April 29, 2018.

Maturity of the Series C Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company.  In addition, there will be cross-default provisions in the Indentures of each Prior Series. This means that if the Equipment Notes issued with respect to one Aircraft covered by a Prior Series are in default and remedies are exercisable with respect to such Aircraft, the Equipment Notes issued with respect to the remaining Aircraft covered by such Prior Series will also be in default, and remedies will be exercisable with respect to all Aircraft covered by such Prior Series. There will not be cross-default provisions between Indentures that are not of the same Prior Series, except it will constitute a default under the Indentures of a Prior Series if (i) the Series A and Series B Equipment Notes of such Prior Series have been paid in full and (ii) a default has occurred and is continuing under the Indentures of the other Prior Series.

The Series C Equipment Notes held for the Trustee will be cross-collateralized.  This means that any proceeds from the exercise of remedies with respect to an Aircraft covered by a Prior Series that secures any such Series C Equipment Note or from any other exercise of remedies with respect to such Aircraft, after payment of all Series A and Series B Equipment Notes issued with respect to such Prior Series then due, will (subject to the provisions of the U.S. Bankruptcy Code) be available to cover shortfalls then due under other Series C Equipment Notes issued with respect to the same Prior Series.  In the absence of any such shortfall, excess proceeds will be held by the relevant Indenture Trustee as additional collateral for the outstanding Series C

Equipment Notes issued with respect to the same Prior Series until they have been paid in full and thereafter for the Series C Equipment Notes issued under the other Prior Series.

The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-181014) (the “Registration Statement”).  The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein.  For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreement”, “Description of the Escrow Agreement”, “Description of the Intercreditor Agreements”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated December 12, 2012 (the “Prospectus Supplement”), to the Prospectus, dated April 27, 2012, filed with the Securities and Exchange Commission on December 14, 2012 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.

Item 2.03. Creation of Direct Financial Obligation.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement.  The Registration Statement and the final Prospectus Supplement, dated December 12, 2012, to the Prospectus, dated April 27, 2012, relate to the offering of the Certificates.

1.1
Underwriting Agreement, dated December 12, 2012, among the underwriters named therein, acting through their representatives Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., Natixis S.A., acting through its New York Branch, as depositary, and Continental Airlines, Inc.

4.1
Trust Supplement No. 2012-3C-O, dated as of December 27, 2012, between Wilmington Trust, National Association, as trustee, and Continental Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2
Trust Supplement No. 2012-3C-S, dated as of December 27, 2012, between Wilmington Trust, National Association, as trustee, and Continental Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3
Amendment No. 1 to Intercreditor Agreement (2012-1), dated as of December 27, 2012, among Wilmington Trust, National Association, as trustee, Continental Airlines, Inc. and Wilmington Trust Company, as subordination agent and trustee

4.4
Amendment No. 1 to Intercreditor Agreement (2012-2), dated as of December 27, 2012, among Wilmington Trust, National Association, as trustee, Continental Airlines, Inc. and Wilmington Trust, National Association, as subordination agent and trustee

4.5	Deposit Agreement, dated as of December 27, 2012, between U.S. Bank National Association, as escrow agent, and Natixis S.A., acting through its New York Branch, as depositary

4.6
Escrow and Paying Agent Agreement, dated as of December 27, 2012, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.7
Note Purchase Agreement, dated as of December 27, 2012, among Continental Airlines, Inc., Wilmington Trust, National Association, as trustee, Wilmington Trust Company, as subordination agent under the Intercreditor Agreement 2012-1, Wilmington Trust, National Association, as subordination agent under the Intercreditor Agreement 2012-2, U.S. Bank National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent

4.8
Form of Amendment No. 1 to Participation Agreement (for Series 2012-1) among Continental Airlines, Inc., Wilmington Trust Company, as mortgagee, subordination agent and trustee and Wilmington Trust, National Association, as trustee (included in Exhibit 4.7 hereto as Exhibit B-1 to Note Purchase Agreement)

4.9
Form of Amendment No. 1 to Participation Agreement (for Series 2012-2) among Continental Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee (included in Exhibit 4.7 hereto as Exhibit B-2 to Note Purchase Agreement)

4.10
Form of Amendment No. 1 to Trust Indenture and Mortgage (for Series 2012-1) among Continental Airlines, Inc., Wilmington Trust, National Association, as securities intermediary, and Wilmington Trust Company, as mortgagee (included in Exhibit 4.7 hereto as Exhibit C-1 to Note Purchase Agreement)

4.11
Form of Amendment No. 1 to Trust Indenture and Mortgage (for Series 2012-2) between Continental Airlines, Inc. and Wilmington Trust, National Association, as mortgagee (included in Exhibit 4.7 hereto as Exhibit C-2 to Note Purchase Agreement)

4.12	Form of Continental Airlines Pass Through Certificate, Series 2012-3C-O (included in Exhibit 4.1 as Exhibit A to the Trust Supplement)

23.1	Consent of Aircraft Information Services, Inc., dated December 12, 2012

23.2	Consent of BK Associates, Inc., dated December 12, 2012

23.3	Consent of Morten Beyer & Agnew, Inc., dated December 12, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

Date: January 2, 2013	By	/s/ Christopher T. Kenny
Christopher T. Kenny
Vice President & Controller

EXHIBIT INDEX

1.1
Underwriting Agreement, dated December 12, 2012, among the underwriters named therein, acting through their representatives Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., Natixis S.A., acting through its New York Branch, as depositary, and Continental Airlines, Inc.

4.1
Trust Supplement No. 2012-3C-O, dated as of December 27, 2012, between Wilmington Trust, National Association, as trustee, and Continental Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.2
Trust Supplement No. 2012-3C-S, dated as of December 27, 2012, between Wilmington Trust, National Association, as trustee, and Continental Airlines, Inc., to Pass Through Trust Agreement, dated as of October 3, 2012

4.3
Amendment No. 1 to Intercreditor Agreement (2012-1), dated as of December 27, 2012, among Wilmington Trust, National Association, as trustee, Continental Airlines, Inc. and Wilmington Trust Company, as subordination agent and trustee

4.4
Amendment No. 1 to Intercreditor Agreement (2012-2), dated as of December 27, 2012, among Wilmington Trust, National Association, as trustee, Continental Airlines, Inc. and Wilmington Trust, National Association, as subordination agent and trustee

4.5	Deposit Agreement, dated as of December 27, 2012, between U.S. Bank National Association, as escrow agent, and Natixis S.A., acting through its New York Branch, as depositary

4.6
Escrow and Paying Agent Agreement, dated as of December 27, 2012, among U.S. Bank National Association, as escrow agent, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and Goldman, Sachs & Co., for themselves and on behalf of the several Underwriters of the Certificates, Wilmington Trust, National Association, as trustee, and Wilmington Trust, National Association, as paying agent

4.7
Note Purchase Agreement, dated as of December 27, 2012, among Continental Airlines, Inc., Wilmington Trust, National Association, as trustee, Wilmington Trust Company, as subordination agent under the Intercreditor Agreement 2012-1, Wilmington Trust, National Association, as subordination agent under the Intercreditor Agreement 2012-2, U.S. Bank National Association, as escrow agent, and Wilmington Trust, National Association, as paying agent

4.8
Form of Amendment No. 1 to Participation Agreement (for Series 2012-1) among Continental Airlines, Inc., Wilmington Trust Company, as mortgagee, subordination agent and trustee and Wilmington Trust, National Association, as trustee (included in Exhibit 4.7 hereto as Exhibit B-1 to Note Purchase Agreement)

4.9
Form of Amendment No. 1 to Participation Agreement (for Series 2012-2) among Continental Airlines, Inc. and Wilmington Trust, National Association, as mortgagee, subordination agent and trustee (included in Exhibit 4.7 hereto as Exhibit B-2 to Note Purchase Agreement)

4.10
Form of Amendment No. 1 to Trust Indenture and Mortgage (for Series 2012-1) among Continental Airlines, Inc., Wilmington Trust, National Association, as securities intermediary, and Wilmington Trust Company, as mortgagee (included in Exhibit 4.7 hereto as Exhibit C-1 to Note Purchase Agreement)

4.11
Form of Amendment No. 1 to Trust Indenture and Mortgage (for Series 2012-2) between Continental Airlines, Inc. and Wilmington Trust, National Association, as mortgagee (included in Exhibit 4.7 hereto as Exhibit C-2 to Note Purchase Agreement)

4.12	Form of Continental Airlines Pass Through Certificate, Series 2012-3C-O (included in Exhibit 4.1 as Exhibit A to the Trust Supplement)

23.1	Consent of Aircraft Information Services, Inc., dated December 12, 2012

23.2	Consent of BK Associates, Inc., dated December 12, 2012

23.3	Consent of Morten Beyer & Agnew, Inc., dated December 12, 2012